SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 24, 2003


                       COMPUTER PROGRAMS AND SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-49796                  74-3032373
(State or Other Jurisdiction      (Commission File            (IRS Employer
      of Incorporation)               Number)              Identification No.)


              6600 Wall Street,                                   36695
               Mobile, Alabama                                  (Zip Code)
  (Address of Principal Executive Offices)


                                 (251) 639-8100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)










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Item 7.          Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number                 Exhibit
         --------------                 -------

         99.1                           Press Release dated July 24, 2003


Item 9.         Regulation FD Disclosure/Results of Operations and Financial
                Condition.

         On July 24, 2003, Computer Programs and Systems, Inc. ("CPSI") issued a press release announcing financial information for its fiscal second quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission. This information is provided under Item 12 of Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           COMPUTER PROGRAMS AND
                           SYSTEMS, INC.

                           By:    /s/ David A. Dye
                                  -------------------------------------
                                  David A. Dye
                                  President and Chief Executive Officer


Dated: July 24, 2003

                                INDEX TO EXHIBITS


Exhibit Number                Exhibit
--------------                -------

99.1                          Press Release dated July 24, 2003 *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.